UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2013

Blackstone Mortgage Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-14788	94-6181186
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 42nd Floor

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 655-0220

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In connection with a new universal shelf registration statement on Form S-3ASR that Blackstone Mortgage Trust, Inc. (the “Company”) expects to file with the Securities and Exchange Commission (the “SEC”) promptly after filing this Current Report on Form 8-K with the SEC, the Company is filing certain financial information previously disclosed by it in its prospectus filed with the SEC on May 23, 2013 pursuant to Rule 424(b)(4) in connection with the Company’s May 2013 public offering of its class A common stock.

The following financial statements are attached as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference:

•	statements of revenues and certain expenses of West Coast Office Portfolio for the three months ended March 31, 2013 (unaudited) and the year ended December 31, 2012; and

•	statements of revenues and certain expenses of West Coast Office Park for the three months ended March 31, 2013 (unaudited) and the year ended December 31, 2012.

In addition, the following unaudited pro forma financial information is attached as Exhibit 99.3 and is incorporated herein by reference:

•	pro forma consolidated statements of operations for the year ended December 31, 2012;

•	pro forma consolidated balance sheet as of March 31, 2013; and

•	pro forma consolidated statements of operations for the three months ended March 31, 2013.

The pro forma financial information gives effect to certain pro forma events described therein and has been presented for informational purposes only. It does not purport to project the future financial position or operating results of the Company.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this Current Report on Form 8-K (including the exhibits hereto) contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties. A discussion of factors that may affect future results is contained in the Company’s filings with the SEC. The Company disclaims any obligation to update forward-looking statements, except as may be required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm

23.2	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm

99.1	Statements of revenues and certain expenses of West Coast Office Portfolio for the three months ended March 31, 2013 (unaudited) and the year ended December 31, 2012

99.2	Statements of revenues and certain expenses of West Coast Office Park for the three months ended March 31, 2013 (unaudited) and the year ended December 31, 2012

99.3	Unaudited pro forma financial information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE MORTGAGE TRUST, INC.

Date: July 26, 2013

	By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Chief Financial Officer